UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 5, 2026

GENVOR INCORPORATED

 (Exact name of Registrant as specified in its Charter)

Nevada	000-56589	83-2054746
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

1550 W Horizon Ridge Pkwy, Ste R #3040

Henderson, NV 89012

(Address of Principal Executive Offices)

(715) 903-6473

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 5, 2026, Genvor Incorporated (“Genvor”) filed with the State of Nevada a certificate of designation (the “Designation”) designating the rights and preferences of Genvor’s Series C Preferred Stock (the “Series C Preferred Stock”).

Pursuant to the Designation, four (4) shares of preferred stock were designated as Series C Preferred Stock. Each share of Series C Preferred Stock will have a nominal liquidation preference equal to par value ($0.001 per share), will not have preferential voting or dividend rights (with each holder of a share of Series C Preferred Stock having one vote per share, and the right to participate equally with common stockholders), but will have preferential conversion rights. Each share of Series C Preferred Stock will convert at the option of the holder into a number of shares of common stock calculated as follows: (i) if Genvor’s common stock has been listed for trading on the Nasdaq Capital Market, the NYSE American, or another equivalent national securities exchange by April 14, 2027, $300,000 divided by the official closing price of the common stock reported on either https://www.nasdaq.com/market-activity/quotes/historical-nocp (if the common Stock has been listed on the Nasdaq Capital Market) or otcmarkets.com (if the common stock has not been listed on the Nasdaq Capital Market); or (ii) if Genvor’s common stock has not been listed for trading on the Nasdaq Capital Market, the NYSE American, or another equivalent national securities exchange by April 14, 2027, $300,000 divided by the greater of (x) the 5-day average closing price at the time of such conversion (as such closing prices are reported on otcmarkets.com), or (y) $1.00 per share.

The foregoing description of the Designation and the rights and preferences of the Series C Preferred Stock is qualified in its entirety by the full text of the Designation, which is filed as Exhibit 3.1 to, and incorporated by reference in, this report.

Item 3.02	Unregistered Sales of Equity Securities.

As disclosed in the Current Report on Form 8-K filed by Genvor on April 22, 2026, on April 16, 2026, Genvor entered into an Advisory Agreement (the “Advisory Agreement”) with Brio Advisory Group LLC (“Brio”). On May 8, 2026, Genvor issued one (1) share of Series C Preferred Stock to Brio as required by the Advisory Agreement. That share was issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as there was no general solicitation, and the issuance did not involve a public offering.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1*	Certificate of Designation filed May 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 11, 2026

GENVOR INCORPORATED

By: /s/ Chad Pawlak Name: Chad Pawlak Title: Chief Executive Officer